                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
       PERFORMANCE OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
             TWELVE-MONTH DIVIDEND HISTORY       7
                          ASSET ALLOCATION       7
                       COUPON DISTRIBUTION       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      32



 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)
[LINE GRAPH]



                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                      A SHARES        B SHARES      C SHARES
--------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  11.95%          11.13%        11.13%
--------------------------------------------------------------------------------
One-year total return(2)                 6.68%           7.13%        10.13%
--------------------------------------------------------------------------------
Five-year average annual total
return(2)                                5.75%           5.75%         5.99%
--------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                5.27%(3)        5.28%(3,4)    4.69%
--------------------------------------------------------------------------------
Commencement date                     10/06/92        10/06/92      04/12/93
--------------------------------------------------------------------------------
Distribution rate(5)                     4.93%           4.46%         4.46%
--------------------------------------------------------------------------------
SEC Yield(6)                             4.74%           4.23%         4.23%
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Total return from November 2, 1992 (date the Fund's Investment strategy was implemented).

(4) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(5) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(November 2, 1992--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]


                                                                                                        MERRILL LYNCH U.S.
                                                                                                  TREASURIES/AGENCIES 1-10 YEARS
                                                                                                    INDEX REFLECTS THE GENERAL
                                                                                                    PERFORMANCE OF GOVERNMENT
                                                                 U.S. GOVERNMENT TRUST FOR        SECURITIES BETWEEN ONE AND TEN
                                                                          INCOME*                            YEARS.*
                                                                 -------------------------        ------------------------------
11/92                                                                      9527.00                           10000.00
                                                                           9651.00                           10087.00
                                                                           9985.00                           10468.00
                                                                          10144.00                           10671.00
9/93                                                                      10296.00                           10903.00
                                                                          10297.00                           10912.00
                                                                           9970.00                           10712.00
                                                                           9831.00                           10658.00
9/94                                                                       9903.00                           10737.00
                                                                           9886.00                           10726.00
                                                                          10360.00                           11173.00
                                                                          10831.00                           11701.00
9/95                                                                      10989.00                           11884.00
                                                                          11419.00                           12291.00
                                                                          11202.00                           12199.00
                                                                          11202.00                           12272.00
9/96                                                                      11381.00                           12480.00
                                                                          11674.00                           12770.00
                                                                          11514.00                           12766.00
                                                                          11977.00                           13120.00
9/97                                                                      12301.00                           13457.00
                                                                          12501.00                           13760.00
                                                                          12767.00                           13973.00
                                                                          12982.00                           14228.00
9/98                                                                      13516.00                           14913.00
                                                                          13464.00                           14947.00
                                                                          13407.00                           14896.00
                                                                          13265.00                           14868.00
9/99                                                                      13334.00                           15032.00
                                                                          13266.00                           15029.00
                                                                          13619.00                           15291.00
                                                                          13782.00                           15571.00
9/00                                                                      14110.00                           15956.00
                                                                          14685.00                           16561.00
                                                                          15047.00                           17042.00
                                                                          15086.00                           17111.00
9/01                                                                      15797.00                           17920.00


This chart compares your fund's performance to that of the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/00                                                                           0.0410
11/00                                                                           0.0410
12/00                                                                           0.0410
1/01                                                                            0.0410
2/01                                                                            0.0410
3/01                                                                            0.0410
4/01                                                                            0.0410
5/01                                                                            0.0410
6/01                                                                            0.0377
7/01                                                                            0.0377
8/01                                                                            0.0349
9/01                                                                            0.0349

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
Treasury/Agency                                                            34.80                              37.40
FHLMC                                                                      24.00                              16.50
FNMA                                                                       20.30                              23.00
CMO                                                                        13.90                               7.10
GNMA                                                                        7.00                               9.50
Asset Backed                                                                0.00                               6.50

COUPON DISTRIBUTION

(as a percentage of long-term investments--September 30, 2001)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                     16
6-6.9%                                                                           37.1
7-7.9%                                                                           23.4
8-8.9%                                                                            3.6
9-9.9%                                                                            4.4
10% or more                                                                      15.5

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. THE MANAGEMENT TEAM INCLUDES W. DAVID ARMSTRONG, PAUL F. O'BRIEN AND DAVID S. HOROWITZ, WHO HAVE OVER FOUR DECADES OF COMBINED INDUSTRY EXPERIENCE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   Over the past year, market
sentiment shifted dramatically. Investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation. Yet as the quarter progressed, predictions of an economic slowdown caused a change in market psychology. By year-end, sluggish auto sales, rising jobless claims, a disappointing holiday retail season, and declines in both equity markets and consumer confidence dominated the headlines.

    In early January, 2001, the Federal Reserve Board (the "Fed") began its course of lowering short-term interest rates in an effort to spur economic activity. By the end of the reporting period, the Fed had reduced the federal funds rate (a key short-term lending rate) on eight separate occasions, from 6.5 percent at the beginning of the year to just 3 percent. The last of the cuts made during the reporting period took place just days after the tragic events of September 11 unfolded, and was generally perceived as the Fed's effort to help buoy a faltering market and boost investor confidence. Due to the unprecedented amount of reserves the Fed injected into the banking system during September, the actual federal funds rate, at times, traded well below the prevailing target rate.

    As a result of the Fed's aggressive easing action, the Treasury yield curve shifted from an inverted shape (where short-term rates are higher than long-term rates) at the beginning of the reporting period, to a dramatically steepened shape by the end of the period. Up until September 11, the non-Treasury sectors of the investment-grade market--corporates, mortgages and asset-backed securities--performed very well relative to Treasury securities. In the days following the terrorist attacks, the non-Treasury sectors lagged as issues perceived to bear credit-quality risk lagged their government counterparts. Poor stock market performance, increasing concern over corporate earnings and a rising default rate in the high-yield market all helped reinforce the perception of government securities as an attractive alternative for investors seeking stability during uncertain markets.

    For the 12 months ended September 30, 2001, the fund generated a total return of 11.95 percent. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $.0349 per Class A share translates to a distribution rate of 4.93 percent based on the fund's maximum offering price as of September 30, 2001.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Merrill Lynch U.S Treasuries/Agencies 1-10 Years Index, the fund's benchmark, posted a total return of 12.76 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of government securities between one and ten years, does not reflect any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE FUND?

A   One of our chief concerns, up
until the last quarter of the reporting period, was prepayment risk in the mortgage sector. As interest rates decline, more and more homeowners have strong incentive to refinance their mortgages. This, of course, results in an early repayment of their mortgage loans. If the fund owns mortgages that are prepaid, principal is returned and must be reinvested at lower current market rates.

    With this in mind, we began reducing the fund's allocation to mortgage-backed securities, from approximately 60 percent of long-term investments as of September 30, 2000, to roughly 40 percent as of March 30, 2001. By late July, 2001, however, we began to increase the fund's mortgage holdings because we believed unrealistically high prepayment assumptions were already incorporated into the prices and yields of these securities. As of the end of the reporting period, mortgage securities represented 65 percent of the fund's long-term investments. The portfolio's allocation to Treasury securities decreased from 37 percent to 35 percent of long-term investments over the one-year period. In addition, given the uncertainty of the market as of late, we took a slightly more conservative approach by increasing the fund's allocation to cash and cash equivalents to roughly 12 percent, most of which was commercial paper. We believe the fund's current composition represents a well-balanced portfolio, both in terms of its split between mortgage-backed securities and Treasury securities and its distribution along the yield and maturity spectrum. Holdings are subject to change daily.

    Throughout the period, we kept the portfolio's duration (a measure of its sensitivity to interest rate changes) fairly stable. Near the end of the period, however, the fund's duration was modestly reduced to 3.4 years as of September 30, 2001. We made the decision to carry a slightly lower duration because it appeared the implied market forecast for short-term rates was too low. When economic growth begins to accelerate, which we believe to be likely in 2002, we believe that current low interest rates will not be sustainable. Therefore, we're maintaining our strategy of being slightly below benchmark duration for the foreseeable future.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE FUND IN THE MONTHS AHEAD?

A   The economy has received
significant fiscal and monetary stimulus over the last half year. We anticipate that this will have a positive impact upon growth, starting in the second quarter of 2002. As mentioned earlier, the anticipated direction of Treasury interest rates is flat to higher. Given this, we believe the yield curve could remain relatively steep. On the front end, the Federal Reserve Board will likely only slowly begin to pull back from its 2001 easing mode while, on the back end of the curve, higher interest rates could evolve as the Treasury surplus evaporates as a consequence of recent tax cuts, greater levels of defense spending and various aid and bailout packages evolving from the September 11 terrorist attacks.

    We think yield spreads in non-Treasury products, which are now at or near historically wide levels, are not sustainable. A more stable geopolitical environment and a better economy should lead to improved non-Treasury sector performance. In our opinion, the mortgage-backed and agency-backed sectors all represent good values right now and wherever possible, we seek to take advantage of new opportunities as they arise.

    The market's near-term performance will hinge on the performance of the economy and the effect the slowdown has on employment and income levels, the foundation of the consumer sectors.

We still anticipate near-term market uncertainty and volatility over the coming months. However, significant easing moves by the Fed, recent tax cuts, stable-to-declining oil prices and fiscal stimulus via higher federal spending should combine to create a greater likelihood of a strong economic rebound by the second quarter of 2002.

    In the meantime, we will continue to closely monitor the market, and plan to maintain the fund's current investment mix while looking for opportunities to enhance its yield component and add relative value to the portfolio.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)                DESCRIPTION              COUPON          MATURITY            VALUE
          ASSET BACKED SECURITIES  0.0%
$   26    Merrill Lynch Mortgage
          Investments, Inc..................   2.920%         12/25/27         $     25,984
                                                                               ------------

          COLLATERALIZED MORTGAGE OBLIGATIONS  12.1%
 2,800    Federal Home Loan Mortgage Corp.
          CMO, Series 2323..................   5.500          04/15/15            2,867,270
   700    Federal National Mortgage
          Association CMO, Series 1999-19...   6.000          02/25/02              725,837
 3,363    Norwest Asset Securities Corp.,
          Series 1997-19 (a)................   7.250          12/25/27            3,545,824
 6,772    Residential Funding Mortgage
          Securities Investment Series
          1998-S20 M1 (a)...................   6.750          09/25/28            6,875,282
                                                                               ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.........................     14,014,213
                                                                               ------------

          MORTGAGE BACKED SECURITIES  24.0%
 2,002    Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools................   6.000          04/01/29            2,009,388
 5,951    Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools................   6.500    02/01/26 to 05/01/26      6,116,926
 2,580    Federal National Mortgage
          Association 15 Year Dwarf Pools...   6.000          07/01/14            2,638,298
   160    Federal National Mortgage
          Association 15 Year Dwarf Pools...   7.000    08/01/14 to 05/01/15        166,744
   280    Federal National Mortgage
          Association 15 Year Dwarf Pools...   7.500    03/01/15 to 05/01/15        292,505
   499    Federal National Mortgage
          Association FHA/VA Pools..........   8.500    01/01/22 to 09/01/24        532,088
 2,747    Federal National Mortgage
          Association Pools (a).............   3.140          03/25/09            2,752,006
 1,275    Federal National Mortgage
          Association Pools.................   6.500    06/01/29 to 07/01/29      1,302,193
 4,640    Federal National Mortgage
          Association Pools.................   7.000    11/01/29 to 01/01/31      4,804,325

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)                DESCRIPTION              COUPON          MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$3,595    Government National Mortgage
          Association Pools.................   7.500%   06/15/28 to 08/15/28   $  3,751,355
 1,616    Government National Mortgage
          Association Pools.................   8.000    11/15/21 to 08/15/24      1,708,482
 1,466    Government National Mortgage
          Association Pools.................   9.000    03/15/18 to 12/15/19      1,598,530
                                                                               ------------
          TOTAL MORTGAGE BACKED SECURITIES  24.0%...........................     27,672,840
                                                                               ------------

          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  20.9%
 8,550    Federal Home Loan Mortgage Corp.
          Pools.............................   5.000          01/15/04            8,859,253
 4,000    Federal Home Loan Mortgage Corp.
          Pools.............................   6.375          11/15/03            4,255,640
 1,200    Federal Home Loan Mortgage Corp.
          Pools.............................   7.000          07/15/05            1,324,440
 1,600    Federal Home Loan Mortgage Corp.
          Pools.............................   7.375          05/15/03            1,709,472
 1,700    Federal National Mortgage
          Association Pools.................   6.000          12/15/05            1,822,128
   700    Federal National Mortgage
          Association Pools.................   6.375          06/15/09              761,243
 1,700    Federal National Mortgage
          Association Pools.................   6.625          11/15/10            1,872,907
 2,000    Federal National Mortgage
          Association Pools.................   7.125          03/15/07            2,257,400
 1,100    Federal National Mortgage
          Association Pools.................   7.250          05/15/30            1,259,115
                                                                               ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.................     24,121,598
                                                                               ------------

          UNITED STATES TREASURY OBLIGATIONS  30.4%
 1,750    United States Treasury Bonds......   5.250          11/15/28            1,691,743
 3,500    United States Treasury Bonds......   7.625          02/15/25            4,494,000
 1,000    United States Treasury Bonds
          (a)...............................   8.750          05/15/17            1,366,620
 2,000    United States Treasury Bonds
          (a)...............................   9.000          11/15/18            2,816,060
 7,500    United States Treasury Bonds
          (a)...............................  11.625          11/15/02            8,250,900
 6,000    United States Treasury Bonds......  11.625          11/15/04            7,436,880
 2,500    United States Treasury Notes......   6.250          02/15/03            2,622,475

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)                DESCRIPTION              COUPON          MATURITY            VALUE
          UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$1,000    United States Treasury Notes......   6.625%         03/31/02         $  1,020,780
 4,800    United States Treasury Notes......   6.625          05/15/07            5,405,376
                                                                               ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS  30.4%...................     35,104,834
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  87.4%
  (Cost $98,156,400)........................................................    100,939,469

REPURCHASE AGREEMENT  11.9%
          State Street Bank & Trust Co. ($13,798,000 par collateralized by
          U.S. Government obligations in a pooled cash account, dated
          09/28/01, to be sold on 10/01/01 at $13,801,564)
          (Cost $13,798,000)................................................     13,798,000
                                                                               ------------

TOTAL INVESTMENTS  99.3%
  (Cost $111,954,400).......................................................    114,737,469
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%.................................        807,899
                                                                               ------------

NET ASSETS  100.0%..........................................................   $115,545,368
                                                                               ============

(a) Assets segregated as collateral for open futures and forward transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments, including repurchase agreement of
  $13,798,000 (Cost $111,954,400)...........................    $114,737,469
Receivables:
  Interest..................................................       1,564,517
  Fund Shares Sold..........................................         259,184
Forward Commitments.........................................          28,591
Other.......................................................          76,970
                                                                ------------
    Total Assets............................................     116,666,731
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................         517,411
  Income Distributions......................................         215,576
  Distributor and Affiliates................................          82,664
  Investment Advisory Fee...................................          55,433
  Custodian Bank............................................          50,928
  Variation Margin on Futures...............................          12,906
Trustees' Deferred Compensation and Retirement Plans........          94,630
Accrued Expenses............................................          91,815
                                                                ------------
    Total Liabilities.......................................       1,121,363
                                                                ------------
NET ASSETS..................................................    $115,545,368
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $169,167,897
Net Unrealized Appreciation.................................       2,887,418
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (307,815)
Accumulated Net Realized Loss...............................     (56,202,132)
                                                                ------------
NET ASSETS..................................................    $115,545,368
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $74,205,767 and 9,174,791 shares of
    beneficial interest issued and outstanding).............    $       8.09
    Maximum sales charge (4.75%* of offering price).........             .40
                                                                ------------
    Maximum offering price to public........................    $       8.49
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $30,540,737 and 3,779,573 shares of
    beneficial interest issued and outstanding).............    $       8.08
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,798,864 and 1,336,229 shares of
    beneficial interest issued and outstanding).............    $       8.08
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................    $ 7,143,880
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        619,180
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $182,476, $242,816 and $89,069,
  respectively).............................................        514,361
Shareholder Services........................................        169,164
Custody.....................................................         23,640
Legal.......................................................          2,082
Other.......................................................        195,994
                                                                -----------
    Total Expenses..........................................      1,524,421
    Less Credits Earned on Cash Balances....................          5,786
                                                                -----------
    Net Expenses............................................      1,518,635
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,625,245
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   468,400
  Futures...................................................        602,046
  Forward Commitments.......................................         31,629
                                                                -----------
Net Realized Gain...........................................      1,102,075
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (1,689,864)
                                                                -----------
  End of the Period:
    Investments.............................................      2,783,069
    Futures.................................................        105,242
    Forward Commitments.....................................           (893)
                                                                -----------
                                                                  2,887,418
                                                                -----------
Net Unrealized Appreciation During the Period...............      4,577,282
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 5,679,357
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $11,304,602
                                                                ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  5,625,245          $  6,628,690
Net Realized Gain/Loss.........................       1,102,075            (5,613,666)
Net Unrealized Appreciation During the
  Period.......................................       4,577,282             4,182,674
                                                   ------------          ------------
Change in Net Assets from Operations...........      11,304,602             5,197,698
                                                   ------------          ------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................      (4,286,048)           (4,807,626)
  Class B Shares...............................      (1,282,244)           (1,385,328)
  Class C Shares...............................        (474,533)             (520,711)
                                                   ------------          ------------
Total Distributions............................      (6,042,825)           (6,713,665)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       5,261,777            (1,515,967)
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      61,658,442            40,465,621
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       2,996,663             2,903,566
Cost of Shares Repurchased.....................     (46,745,115)          (69,212,525)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      17,909,990           (25,843,338)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      23,171,767           (27,359,305)
NET ASSETS:
Beginning of the Period........................      92,373,601           119,732,906
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($307,815) and $82,321, respectively)........    $115,545,368          $ 92,373,601
                                                   ============          ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                              -------------------------------------------
                                             2001     2000      1999     1998     1997
                                            -------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD............................... $ 7.68    $7.77    $ 8.42    $8.19    $8.11
                                            ------    -----    ------    -----    -----
  Net Investment Income....................    .44      .51       .54      .60      .57
  Net Realized and Unrealized Gain/Loss....    .44     (.08)     (.65)     .18      .07
                                            ------    -----    ------    -----    -----
Total from Investment Operations...........    .88      .43      (.11)     .78      .64
Less Distributions from and in Excess of
  Net Investment Income....................    .47      .52       .54      .55      .56
                                            ------    -----    ------    -----    -----
NET ASSET VALUE, END OF THE PERIOD......... $ 8.09    $7.68    $ 7.77    $8.42    $8.19
                                            ======    =====    ======    =====    =====

Total Return (a)........................... 11.95%    5.82%    -1.34%    9.87%    8.09%
Net Assets at End of the Period (In
  millions)................................ $ 74.2    $67.9    $ 69.2    $37.2    $38.3
Ratio of Expenses to Average Net Assets
  (b)......................................  1.24%    1.27%     1.22%    1.16%    1.18%
Ratio of Net Investment Income to Average
  Net Assets...............................  5.69%    6.78%     6.88%    7.19%    6.95%
Portfolio Turnover.........................    63%     174%       85%     217%      82%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      Year Ended September 30,
Class B Shares                            ------------------------------------------------
                                           2001     2000(c)    1999(c)     1998      1997
                                          ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................. $ 7.67     $7.76     $ 8.41     $ 8.19    $ 8.10
                                          ------     -----     ------     ------    ------
  Net Investment Income..................    .37       .47        .49        .53       .51
  Net Realized and Unrealized
    Gain/Loss............................    .45      (.10)      (.66)       .18       .07
                                          ------     -----     ------     ------    ------
Total from Investment Operations.........    .82       .37       (.17)       .71       .58
Less Distributions from Net Investment
  Income.................................    .41       .46        .48        .49       .49
                                          ------     -----     ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD....... $ 8.08     $7.67     $ 7.76     $ 8.41    $ 8.19
                                          ======     =====     ======     ======    ======

Total Return (a)......................... 11.13%     5.00%     -2.07%      8.96%     7.43%
Net Assets at End of the Period (In
  millions).............................. $ 30.5     $16.7     $ 40.4     $101.2    $121.7
Ratio of Expenses to Average Net Assets
  (b)....................................  1.99%     2.03%      1.96%      1.93%     1.94%
Ratio of Net Investment Income to Average
  Net Assets.............................  4.94%     6.03%      6.05%      6.40%     6.20%
Portfolio Turnover.......................    63%      174%        85%       217%       82%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      Year Ended September 30,
Class C Shares                              --------------------------------------------
                                             2001     2000     1999(c)    1998     1997
                                            --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD... $ 7.67    $7.76    $ 8.41     $8.19    $8.10
                                            ------    -----    ------     -----    -----
  Net Investment Income....................    .38      .46       .49       .53      .50
  Net Realized and Unrealized Gain/Loss....    .44     (.09)     (.66)      .18      .08
                                            ------    -----    ------     -----    -----
Total from Investment Operations...........    .82      .37      (.17)      .71      .58
Less Distributions from Net Investment
  Income...................................    .41      .46       .48       .49      .49
                                            ------    -----    ------     -----    -----
NET ASSET VALUE, END OF THE PERIOD......... $ 8.08    $7.67    $ 7.76     $8.41    $8.19
                                            ======    =====    ======     =====    =====

Total Return (a)........................... 11.13%    5.00%    -2.07%     8.96%    7.43%
Net Assets at End of the Period (In
  millions)................................ $ 10.8    $ 7.7    $ 10.1     $11.3    $13.7
Ratio of Expenses to Average Net Assets
  (b)......................................  1.98%    2.03%     1.97%     1.93%    1.94%
Ratio of Net Investment Income to Average
  Net Assets...............................  4.95%    6.03%     6.08%     6.41%    6.20%
Portfolio Turnover.........................    63%     174%       85%      217%      82%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based on the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Premiums on fixed income securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

net assets. As of September 30, 2001 the cumulative effect adjustment to reflect the amortization of premium would be $2,223,957.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Fund adopted this policy in 2001, interest income would increase and realized gain/loss would decrease by $82,902.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $112,052,876, the aggregate gross unrealized appreciation is $4,134,185 and the aggregate gross unrealized depreciation is $1,449,592, resulting in net unrealized appreciation on long- and short-term investments of $2,684,593.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $55,998,415 which will expire between September 30, 2003 and September 30, 2009. Net realized loss may differ for financial reporting and tax reporting purposes primarily as a result of the deferral of losses relating to straddle positions, net realized gains on paydowns of mortgage-backed securities, and gains or losses recognized for tax purposes on open futures and forward transactions.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 2001, permanent book and tax basis differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $21,418 were reclassified from

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent difference related to expenses which are not deductible for tax purposes of $6,026 was reclassified from accumulated undistributed net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $5,786 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Next $500 million...........................................       .55%
Over $1 billion.............................................       .50%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $24,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $113,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $53,878 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

    At September 30, 2001, capital aggregated $85,694,489, $66,511,088 and $16,962,320 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,165,006    $ 32,897,424
  Class B.................................................   2,993,103      23,569,905
  Class C.................................................     656,811       5,191,113
                                                            ----------    ------------
Total Sales...............................................   7,814,920    $ 61,658,442
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     252,082    $  1,987,745
  Class B.................................................      95,403         752,407
  Class C.................................................      32,542         256,511
                                                            ----------    ------------
Total Dividend Reinvestment...............................     380,027    $  2,996,663
                                                            ==========    ============
Repurchases:
  Class A.................................................  (4,086,536)   $(32,228,767)
  Class B.................................................  (1,487,044)    (11,691,648)
  Class C.................................................    (358,883)     (2,824,700)
                                                            ----------    ------------
Total Repurchases.........................................  (5,932,463)   $(46,745,115)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $83,041,957, $53,882,017 and $14,339,959 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,216,617    $ 32,217,161
  Class B.................................................     902,934       6,901,553
  Class C.................................................     176,560       1,346,907
                                                            ----------    ------------
Total Sales...............................................   5,296,111    $ 40,465,621
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     265,000    $  2,022,954
  Class B.................................................      80,368         613,385
  Class C.................................................      35,034         267,227
                                                            ----------    ------------
Total Dividend Reinvestment...............................     380,402    $  2,903,566
                                                            ==========    ============
Repurchases:
  Class A.................................................  (4,544,915)   $(34,662,864)
  Class B.................................................  (4,018,758)    (30,682,915)
  Class C.................................................    (507,107)     (3,866,746)
                                                            ----------    ------------
Total Repurchases.........................................  (9,070,780)   $(69,212,525)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 498,174 and 1,959,301 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,600 and CDSC on redeemed shares of approximately $69,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including paydowns on mortgage backed securities, and excluding short-term investments and forward commitment transactions, were $66,795,156 and $60,800,837, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2001 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2000...........................      26
Futures Opened..............................................     666
Futures Closed..............................................    (599)
                                                                ----
Outstanding at September 30, 2001...........................      93
                                                                ====

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    The futures contracts outstanding as of September 30, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  U.S. Treasury Notes 5-Year Futures, December 2001 (Current
    Notional Value of $108,188 per contract)................     65          $171,479
Short Contracts:
  U.S. Treasury Bonds Futures, December 2001
    (Current Notional Value of $105,500 per contract).......      8            (9,907)
  U.S. Treasury Notes 10-Year Futures, December 2001
    (Current Notional Value of $108,781 per contract).......     20           (56,330)
                                                                 --          --------
                                                                 93          $105,242
                                                                 ==          ========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that don't intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the current value noted below. The following forward commitments were outstanding as of September 30, 2001:

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)    DESCRIPTION                                            VALUE       DEPRECIATION
$1,700   FNMA November Forward, 7.00%.....................    $1,751,170       $(893)
                                                              ==========       ======

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. As of September 30, 2001, the Fund has net realized gains on closed but unsettled forward contracts of $29,484 scheduled to settle on October 15, 2001.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $262,800, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $11,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen U.S. Government Trust for Income

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen U.S. Government Trust for Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
37, 137, 237                                                   Member NASD/SIPC.
GTI ANR 11/01                                                   4534K01-AP-11/01